Summary Prospectus
U.S. Dynamic Equity Fund
March 1, 2017, as supplemented through April 24, 2017
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIC/. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund's Prospectus and SAI, both dated March 1, 2017, as supplemented through April 24, 2017, and the Fund's most recent shareholder report, for the period ended October 31, 2016, are all incorporated by reference into this Summary Prospectus.
Class/Ticker:    A/RSGAX, A1/RDYAX, A2/RDYSX, A3/RDYMX, C/RSGCX, C1/RDYCX, E/RSGEX, I/RSGIX, R6/RDYRX, S/RSGSX, T/RDYTX, Y/RSGTX
Class A2, Class A3 and Class C1 Shares are not currently being offered to investors and are not available for sale in any state.
Effective March 1, 2017, the Fund removed “Russell” from its name.
Effective March 1, 2017, Class I Shares will not be offered to new shareholders and may only be purchased by existing Class I shareholders in a Fund.
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investments Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 295 and 299, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 32 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class A1	Class A2	Class A3	Class C, E, I, R6, S, T, Y	Class C1
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	2.50%	3.50%	3.00%	None	None
Maximum Deferred Sales Charge (Load)*	1.00%	None	1.00%	None	None	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Advisory Fee	Distribution (12b-1) Fees (including shareholder services fees of 0.25% for Class C1 Shares)	Other Expenses (including shareholder services fees of 0.25% for Class C and Class E Shares and Dividend and Interest Expenses on Short Sales of 0.17%)	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
Class A Shares	0.80%	0.25%	0.48%	1.53%	(0.00)%	1.53%
Class A1 Shares	0.80%	0.25%	0.48%	1.53%	(0.00)%	1.53%
Class A2 Shares	0.80%	0.25%	0.48%	1.53%	(0.00)%	1.53%
Class A3 Shares	0.80%	0.25%	0.48%	1.53%	(0.00)%	1.53%
Class C Shares	0.80%	0.75%	0.73%	2.28%	(0.00)%	2.28%
Class C1 Shares	0.80%	1.00%	0.48%	2.28%	(0.00)%	2.28%
Class E Shares	0.80%	None	0.73%	1.53%	(0.00)%	1.53%
Class I Shares	0.80%	None	0.48%	1.28%	(0.04)%	1.24%
Class R6 Shares	0.80%	None	0.33%	1.13%	(0.02)%	1.11%
Class S Shares	0.80%	None	0.48%	1.28%	(0.04)%	1.24%
Class T Shares	0.80%	None	0.48%	1.28%	(0.10)%	1.18%
Class Y Shares	0.80%	None	0.28%	1.08%	(0.00)%	1.08%
#	Until February 28, 2018, Russell Investments Fund Services, LLC (“RIFUS”) has contractually agreed to waive 0.10% of its transfer agency fees for Class T Shares, 0.04% of its transfer agency fees for Class S and Class I Shares, and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Other Expenses” for Class A1, Class A2, Class A3, Class C1, Class R6 and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$722	$1,032	$1,364	$2,299
Class A1 Shares	$402	$ 723	$1,066	$2,033
Class A2 Shares	$501	$ 818	$1,158	$2,115
Class A3 Shares	$451	$ 770	$1,112	$2,074
Class C Shares	$232	$ 714	$1,223	$2,620
Class C1 Shares	$332	$ 714	$1,223	$2,620
Class E Shares	$156	$ 485	$ 837	$1,829
Class I Shares	$127	$ 403	$ 701	$1,547
Class R6 Shares	$114	$ 359	$ 623	$1,379
Class S Shares	$127	$ 403	$ 701	$1,547
Class T Shares	$121	$ 398	$ 695	$1,542
Class Y Shares	$111	$ 345	$ 598	$1,323

For the Share Class listed below, you would pay the following if you did not redeem your Shares:
	1 Year	3 Years	5 Years	10 Years
Class C1 Shares	$232	$714	$1,223	$2,620
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund invests principally in common stocks of large and medium capitalization U.S. companies. The Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. The Fund generally employs a dynamic style of investing. Dynamic style emphasizes investments in equity securities of companies believed to be currently undergoing or expected to undergo positive change that will lead to stock price appreciation. Dynamic stocks typically have: (i) higher than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating lower financial quality, which may include greater financial leverage; and/or (iii) less business stability, which may include lower earnings stability. The Fund may employ a limited long-short strategy (also referred to as a 115/15 or 120/20 strategy) pursuant to which it sells securities short.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund and managing the Fund's overall exposures. RIM employs a multi-manager approach for the Fund whereby RIM selects the investment strategies for the Fund and utilizes multiple money managers to pursue those strategies. RIM manages assets not allocated to money managers, which include assets managed by RIM to effect the Fund's investment strategies and/or to actively manage the Fund's overall exposures to seek to achieve the desired risk/return profile for the Fund. RIM may utilize quantitative or qualitative analysis or quantitative models designed to assess Fund characteristics and identify a portfolio which provides the desired exposures or use strategies based on indexes that represent the desired exposures, including index replication and optimized index sampling (strategies that seek to purchase the securities in an index or a sampling of securities using optimization and risk models, respectively). RIM also manages the Fund's cash balances. The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts.
The Fund may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
•	Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's risk/return profile may prove incorrect. In addition, actions taken to actively manage overall Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
•	Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
•	Index-Based Investing. Index-based strategies, which may be used to actively manage the Fund's overall exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
•	Quantitative Investing. Quantitative inputs and models are generally backward-looking or use historical data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s overall exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
•	Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.
•	Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
•	Short Sales Risk. A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short sales have the potential for unlimited loss.
•	Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
•	Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
•	Large Redemptions. The Fund is used as an investment by certain funds of funds and may have a large percentage of its Shares owned by such funds. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.
•	Global Financial Markets Risk. Global economies and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. Effective August 15, 2012, RIM changed the Fund's primary benchmark from the Russell 1000® Growth Index to the Russell 1000® Dynamic IndexTM. The U.S. Dynamic Equity Linked Benchmark represents the returns of the Russell 1000® Growth Index through August 14, 2012 and the returns of the Russell 1000® Dynamic IndexTM thereafter. The U.S. Dynamic Equity Linked Benchmark provides a means to compare the Fund's average annual returns to a secondary benchmark that takes into account historical changes in the Fund's primary benchmark. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2016	1 Year	5 Years	10 Years
Return Before Taxes, Class A	7.24%	13.27%	6.55%
Return Before Taxes, Class A1	11.05%	14.02%	6.90%
Return Before Taxes, Class A2	N/A	N/A	N/A
Return Before Taxes, Class A3	N/A	N/A	N/A
Return Before Taxes, Class C	13.08%	13.76%	6.37%
Return Before Taxes, Class C1	N/A	N/A	N/A
Return Before Taxes, Class E	13.90%	14.60%	7.17%
Return Before Taxes, Class I	14.31%	15.03%	7.57%
Return Before Taxes, Class R6	N/A	N/A	N/A
Return Before Taxes, Class T	14.15%	14.91%	7.43%
Return Before Taxes, Class Y	14.39%	15.15%	7.62%
Return Before Taxes, Class S	14.15%	14.91%	7.43%
Return After Taxes on Distributions, Class S	12.77%	11.72%	5.85%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	9.13%	11.05%	5.57%
Russell 1000® Dynamic IndexTM (reflects no deduction for fees, expenses or taxes)	12.90%	15.64%	6.74%
U.S. Dynamic Equity Linked Benchmark (reflects no deduction for fees, expenses or taxes)	12.90%	15.64%	8.87%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
• AJO, LP	• Pzena Investment Management, LLC
• Jacobs Levy Equity Management, Inc.	• Suffolk Capital Management, LLC
Portfolio Managers
James Barber, Chief Investment Officer of Equities, and Kevin Divney, a Senior Portfolio Manager, have primary responsibility for the management of the Fund. Mr. Barber and Mr. Divney have managed the Fund since April 2017.
Additional Information

How to Purchase Shares
Unless you are eligible to participate in a Russell Investments employee investment program, Shares are only available through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”). Class E, I, R6, S and T Shares of each Fund may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. There is currently no required minimum initial investment for Class A, Class A1, Class A2, Class A3, Class C, Class C1, Class E, R6, Class S or Class T Shares. For Class Y Shares, there is a $10 million minimum initial investment for each account in each Fund. However, for Class Y Shares there is no required minimum initial investment for specified categories of investors. Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.
For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds' Prospectus.
How to Redeem Shares
Shares may be redeemed through your Financial Intermediary on any business day of the Funds (defined as a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on a business day of the Fund, in order to be processed at the net asset value calculated on that day. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is. Please contact your Financial Intermediary for instructions on how to place redemption requests.
For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds' Prospectus.
Taxes
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from a Fund are generally taxable to you as either ordinary income or capital gains.
For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds' Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.
For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds' Prospectus.

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